Supplemental cash flow information	12 Months Ended
Mar. 31, 2025
Text block 1 [Abstract]
Supplemental cash flow information
33. Supplemental cash flow information
“Other, net” in cash flows from investing activities includes a net increase in time deposits of ¥1,395,707 million and a net increase in time deposits of ¥666,401 million for the year ended March 31, 2024 and 2025, respectively.